FORM 8-K/A

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                       AMENDMENT TO APPLICATION OR REPORT
                  Filed Pursuant to Section 12, 13 or 15(d) of
                      THE SECURITIES EXCHANGE ACT OF 1934

                         PAINE WEBBER GROWTH PROPERTIES LP
                (Exact name of registrant as specified in charter)

                                 AMENDMENT NO.1


The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K dated December 23, 1994 as set forth in the pages attached hereto:

Item 7:   Financial Statements and Exhibits
     (b)  Pro Forma Financial Information:
          Pro Forma balance sheet at March 31, 1994 and statement of operations for the year ended March 31, 1994
          Pro Forma balance sheet at September 30, 1994 and statement of operations for the six months ended September 30, 1994
          Letter of approval of sale from U. S. Department of Housing and Urban
               Development, dated April 26, 1995.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized.


                       Paine Webber Growth Properties LP
                                   Registrant



Date:  May 19, 1995        By:  /s/ Walter V. Arnold
                              Walter V. Arnold
                              Senior Vice President and
                              Chief Financial Officer


                       PAINE WEBBER GROWTH PROPERTIES LP

                      PRO FORMA CONSOLIDATED BALANCE SHEET
                                 March 31, 1994
                                  (Unaudited)

                                     ASSETS

                                                        Adjustments     Pro
                                                        to Reflect     Forma
                                          1994          Sale          Results

Operating investment
 property, at cost:
   Land                               $  2,028,580                $  2,028,580
   Buildings improvements and
     equipment                          12,700,395                  12,700,395
                                        14,728,975                  14,728,975
   Less accumulated depreciation        (4,983,656)                 (4,983,656)
                                         9,745,319                   9,745,319

Investments in unconsolidated
   joint ventures, at equity             7,168,756     $(765,761)    6,402,995
Cash and cash equivalents                1,624,967      1,580,804    3,205,771
Real estate tax and insurance
    escrow deposit                         238,904                     238,904
Capital improvement and replacement
    escrow deposits                      1,031,498                   1,031,498
Accounts receivable                         85,627                      85,627
Deferred loan costs, net                   544,238                     544,238
Other assets                                70,267                      70,267
                                       $20,509,576                 $21,324,619

                       LIABILITIES AND PARTNERS' CAPITAL

Accounts payable and accrued
   expenses                            $   318,114                 $   318,114
Accrued interest payable                     6,896                       6,896
Tenant security deposits                    36,758                      36,758
Mortgage note payable                    7,028,848                   7,028,848
Other liabilities                           35,825                      35,825
   Total liabilities                     7,426,441                   7,426,441

Partners' capital:
  General Partners:
   Capital contributions                     1,000                       1,000
   Cumulative net loss                     (43,819)   $   8,150        (35,669)
   Cumulative cash distributions           (26,336)                    (26,336)

  Limited Partners ($1,000 per Unit;
   29,194 Units issued in 1994)
   Capital contributions, net of
    offering costs                      26,345,152                   26,345,152
   Cumulative net losses                (4,338,040)      806,893     (3,531,147)
   Cumulative cash distributions        (8,854,822)                  (8,854,822)
   Total partners' capital              13,083,135                   13,898,178
                                       $20,509,576                  $21,324,619




                            See accompanying notes.

                       PAINE WEBBER GROWTH PROPERTIES LP

                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                       For the year ended March 31, 1994
                                  (Unaudited)

                                                   Adjustments       Pro
                                    Historical     to Reflect        Forma
                                    Results        Sale              Results

REVENUES:
   Rental income                 $1,823,311                       $ 1,823,311
   Reimbursements from
    affiliates                      427,602       $  (49,450)         378,152
   Interest and other income        141,913                           141,913
                                  2,392,826                         2,343,376

EXPENSES:
   Interest expense                 468,236                           468,236
   Real estate taxes                201,434                           201,434
   Depreciation and
     amortization                   499,296                           499,296
   Property operating
     expenses                       814,058                           814,058
   General and
     administrative                 379,338                           379,338
                                  2,362,362                         2,362,362

Operating income (loss)              30,464                           (18,986)

Venture partner's share
    of consolidated
    venture's loss                      989                               989






Partnership's share
    of unconsolidated
    ventures' losses             (2,545,560)        (139,349)      (2,684,909)

Partnership's share
   of gain on the
   sale of operating
   investment property                    -        1,003,842        1,003,842

Loss before extraordinary
   gain                          (2,514,107)                       (1,699,064)

Partnership's share of
   extraordinary
   gain on settlement
   of insurance claims              225,000                           225,000

NET LOSS                       $ (2,289,107)                      $(1,474,064)


                            See accompanying notes.

                      PAINE WEBBER GROWTH PROPERTIES LP
               Current Report on Form 8-K dated December 23, 1994
                    NOTES TO PRO FORMA FINANCIAL STATEMENTS
                                 March 31, 1994


1. General

       The accompanying pro forma financial information for Paine Webber Growth Properties LP has been prepared to reflect the sale of the Partnership's investment in the Northcastle Apartments, which occurred on December 23, 1994 (see Note 3). The pro forma balance sheet has been prepared to reflect the historical financial position of the Partnership as if the sale had occurred on March 31,1994. The pro forma statement of operations has been prepared to reflect the historical operations of the Partnership as if the sale had occurred on April 1, 1993, the first day of the most recent fiscal year. The pro forma information is not intended to be a projection of expected future financial position or operating results. The presentation is meant to provide information about the continuing impact of this event by showing how it might have affected historical financial statements had it occurred at an earlier date.

       In the opinion of management, the accompanying pro forma financial statements, which have not been audited, reflect all adjustments which give effect to events that are (1) directly attributable to the event, (2) expected to have a continuing impact on the Partnership, and (3) factually supportable.

2. Summary of Significant Accounting Policies

       The accompanying financial statements include the Partnership's investments in six joint venture partnerships which own five operating properties and one undeveloped parcel of land. One of these joint ventures is majority owned and controlled by the Partnership and is, therefore, presented on a consolidated basis. The Partnership accounts for its investments in unconsolidated joint venture partnerships using the equity method. Under the equity method the investments are carried at cost adjusted for the Partnership's share of the ventures' earnings, losses and distributions and certain reimbursements receivable from the ventures. The Partnership has investments in five unconsolidated joint ventures at March 31, 1994, including Austin Northcastle Partners. The Partnership's equity method carrying value in the Austin Northcastle joint venture and its share of the venture's income have been excluded to arrive at the pro forma results.

       The joint ventures in which the Partnership has invested are required to maintain their accounting records on a calendar year basis for income tax purposes. As a result, the Partnership records its share of ventures' income or losses based on financial information of the ventures which is three months in arrears to that of the Partnership.

3. Gain on Sale of Operating Investment Property

       On December 23, 1994, Austin Northcastle Partners, a joint venture in which the Partnership had an interest, sole its operating investment property (Northcastle Apartments) to an unaffiliated third party for $6,100,000. Final approval of the sale, which involved the assumption of the outstanding first mortgage loan secured by the property, was received from the Department of Housing and Urban Development on April 26, 1995. After transaction costs and the assumption of the outstanding first mortgage loan, the joint venture received net proceeds of approximately $1,620,000 from the sale. The Partnership's share of such proceeds was $1,580,804, in accordance with the terms of the joint venture agreement. The venture recognized a gain on the sale to the extent that the sales price exceeded the net book value of the operating investment property at the time of the sale.
       The Partnership has no continuing interest in the Northcastle Apartments. The Partnership plans to make a special distribution to the Limited Partners of $60 per Unit, or approximately $1,752,000, in the first quarter of fiscal 1996 to distribute the Northcastle sales proceeds, along with certain excess reserve funds. Such distribution, which has not yet been approved by the Managing General Partner, is not reflected on the accompanying pro forma balance sheet.




                       PAINE WEBBER GROWTH PROPERTIES LP

                      PRO FORMA CONSOLIDATED BALANCE SHEET
                               September 30, 1994
                                  (Unaudited)

                                     ASSETS

                                                          Adjustments  Pro
                                                          to Reflect   Forma
                                         September 30     Sale         Results

Operating investment
  property, at cost:
   Land                                 $  2,028,580                $ 2,028,580
   Buildings improvements
    and equipment                         12,986,801                 12,986,801
                                          15,015,381                 15,015,381
   Less accumulated depreciation          (5,245,639)                (5,245,639)
                                           9,769,742                  9,769,742

Investments in unconsolidated joint
   ventures, at equity                     2,404,254     $(530,798)   1,873,456




Cash and cash equivalents                  1,716,969      1,580,804   3,297,773
Real estate tax escrow deposit               177,631                    177,631
Capital improvement and replacement
   escrow deposits                         1,017,911                  1,017,911
Accounts receivable                          183,145                    183,145
Deferred loan costs, net                     535,897                    535,897
Other assets                                  16,525                     16,525
                                         $15,822,074                $16,872,080

                       LIABILITIES AND PARTNERS' CAPITAL

Accounts payable and
  accrued expenses                       $   348,763                 $  348,763
Accrued interest payable                      42,996                     42,996
Tenant security deposits                      32,735                     32,735
Mortgage note payable                      6,996,035                  6,996,035
Other liabilities                             34,843                     34,843
Partners' capital                          8,366,702     $1,050,006   9,416,708
                                         $15,822,074                $16,872,080




                            See accompanying notes.


                       PAINE WEBBER GROWTH PROPERTIES LP

                      CONSOLIDATED STATEMENT OF OPERATIONS
                  For the six  months ended September 30, 1994
                                  (Unaudited)

                                                    Historical        Pro
                                  Historical        to Reflect        Forma
                                  Results           Sale              Results
REVENUES:
   Rental income                $  929,162                        $   929,162
   Reimbursements from
     affiliates                    110,975            (22,046)         88,929
   Interest and other income       112,977                            112,977
                                 1,153,114                          1,131,068

EXPENSES:
   Property operating expenses     409,899                            409,899
   Depreciation and amortization   270,324                            270,324
   Interest expense                293,387                            293,387
   Real estate taxes                98,986                             98,986
   General and administrative      140,053                            140,053
                                 1,212,649                          1,212,649

Operating loss                     (59,535)                           (81,581)

Venture partner's share of
   consolidated
   venture's operations                982                                982

Partnership's share of
   unconsolidated
   ventures' income (losses)       (45,228)         $ (36,256)        (81,484)



Partnership's share of gain
   on the sale of operating
   investment property                   -          1,108,308       1,108,308

NET INCOME (LOSS)              $  (103,781)                      $    946,225




                            See accompanying notes.


                        PAINE WEBBER GROWTH PROPERTIES LP
               Current Report on Form 8-K dated December 23, 1994
                    NOTES TO PRO FORMA FINANCIAL STATEMENTS
                               September 30, 1994


1. General

       The accompanying pro forma balance sheet and statement of operations were prepared to provide information about the continuing impact of the sale of the Partnership's investment in the Northcastle Apartments, which occurred on December 23, 1994, by showing how this event might have affected historical financial statements had it occurred at an earlier date. The pro forma balance sheet has been prepared to show the historical financial position of the Partnership as if the sale had occurred on September 30, 1994. The pro forma statement of operations for the six months ended September 30, 1994 has been prepared to show the Partnership's historical results as if the sale had occurred on April 1, 1994, the first day of the current fiscal year.

       In the opinion of management, the accompanying pro forma financial statements, which have not been audited, reflect all adjustments which give effect to events that are (1) directly attributable to the event, (2) expected to have a continuing impact on the Partnership, and (3) factually supportable.

2. Summary of Significant Accounting Policies

       The accompanying financial statements include the Partnership's investments in six joint venture partnerships which own five operating properties. One of these joint ventures is majority owned and controlled by the Partnership and is, therefore, presented on a consolidated basis. The Partnership accounts for its investments in unconsolidated joint venture partnerships using the equity method. Under the equity method the investments are carried at cost adjusted for the Partnership's share of the ventures' earnings, losses and distributions and certain reimbursements receivable from the ventures. The Partnership has investments in five unconsolidated joint ventures at September 30, 1994, including Austin Northcastle Partners. The Partnership's equity method carrying value in the Austin Northcastle joint venture and its share of the venture's losses have been excluded to arrive at the pro forma results.

       The joint ventures in which the Partnership has invested are required to maintain their accounting records on a calendar year basis for income tax purposes. As a result, the Partnership records its share of ventures' income or losses based on financial information of the ventures which is three months in arrears to that of the Partnership.

3. Gain on Sale of Operating Investment Property

       On December 23, 1994, Austin Northcastle Partners, a joint venture in which the Partnership had an interest, sole its operating investment property (Northcastle Apartments) to an unaffiliated third party for $6,100,000. Final approval of the sale, which involved the assumption of the outstanding first mortgage loan secured by the property, was received from the Department of Housing and Urban Development on April 26, 1995. After transaction costs and the assumption of the outstanding first mortgage loan, the joint venture received net proceeds of approximately $1,620,000 from the sale. The Partnership's share of such proceeds was $1,580,804, in accordance with the terms of the joint venture agreement. The venture recognized a gain on the sale to the extent that the sales price exceeded the net book value of the operating investment property at the time of the sale.

       The Partnership has no continuing interest in the Northcastle Apartments. The Partnership plans to make a special distribution to the Limited Partners of $60 per Unit, or approximately $1,752,000, in the first quarter of fiscal 1996 to distribute the Northcastle sales proceeds, along with certain excess reserve funds. Such distribution, which has not yet been approved by the Managing General Partner, is not reflected on the accompanying pro forma balance sheet.






                                U.S. Department of Housing
                                and Urban Development
                                San Antonio Office, Region VI
                                Washington Square
                                800 Dolorosa
                                San Antonio, TX  78207-4563

April 26, 1995




Mr. Stephen I. Dwyer
Dwyer Cambre Borcherdt
3421 North Causeway Blvd.
Suite 707
Metairie, LA  70002

Dear Mr. Dwyer:

SUBJECT:
       Project No. 115-11070
       Northcastle Apartments
       Austin, Texas

    Thank you for submitting the final documents on March 30, 1995, to complete the Transfer of Physical Assets (TPA) for Northcastle Apartments. We appreciate the timely and efficient manner in which this transfer was completed.

    Final Approval of your proposal for the transfer of the subject property is herewith granted by HUD. The terms and conditions of the transaction and the documentation supporting such terms and conditions are acceptable to HUD. This approval is conditioned upon strict compliance with the terms and conditions of this transfer as agreed by HUD.

    We would like to express our thanks for assisting us with this endeavor. Should you have any questions concerning this matter you may contact, Linda Paxson, Multifamily Asset Manager or Elva Castillo, Chief, Multifamily Asset Management Branch, at (210) 229-6831.

                                Sincerely,


                                /s/ Elva Castillo
                                for Carmen P. Casas
                                Director
                                Multifamily Housing